
OPT
OPT

OPT
OCEAN POWER TECHNOLOGIES

COMMERCIAL UPDATE

NOVEMBER 14, 2019

FORWARD LOOKING STATEMENTS

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery, deployment, and operation of PowerBuoys®; increasing the power output of PowerBuoys®; hiring new key employees; expected costs of PowerBuoy® product; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

COMMERCIAL UPDATE

George Kirby

OPT

President and CEO

Interview by

Michael Porter

Porter, Levay & Rose Inc.

President

OPT's Investor Relations firm

AGENDA

- Projects Update
  - Enel Green Power Chile – South Pacific Ocean
  - Premier Oil – North Sea
  - Eni SpA – Adriatic Sea
  - Feasibility study – Gulf of Mexico
- Market Overview & Sales Pipeline
- Product Development
  - hybrid PowerBuoy®
  - Subsea batteries



OPT
OCEAN POWER TECHNOLOGIES

ENEL GREEN POWER CHILE

SOUTH PACIFIC OCEAN

PROJECT UPDATE: ENEL GREEN POWER CHILE (EGP)

- **First commercial sale** of an OPT PB3 PowerBuoy®
  - **Two contracts** signed in September 2019
- OPT to deliver a **complete Turn-Key solution**
  - PB3 PowerBuoy®, mooring, transport, and deployment
  - Open Sea Lab solution
  - Deployment expected in **Spring 2020** in South Pacific Ocean off the coast of Chile
- In excess of **$1.8 million in revenue** to be **realized in FY2020**



Caracas
Venezuela
Bogota
Cali
Colombia
Guyana
Suriname
French Guiana
STATE OF RORAIMA
STATE OF AMAPA
Quito
Ecuador
STATE OF AMAZONAS
STATE OF PARA
STATE OF MARANHAO
STATE OF CEARA
STATE OF ACRE
Brazil
STATE OF PIAUI
STATE OF PARAIBA
Peru
STATE OF RONDONIA
STATE OF MATO GROSSO
Lima District
Bolivia
Paraguay
Chile
STATE OF RIO GRANDE DO SUL
Córdoba
Santiago
Buenos Aires
Uruguay
Argentina
Montevideo
Las Cruces Deployment Site
Cartagena
Puerto Central S.A
San Antonio
Deployment Site = 4 km off coast;
8 km from San Antonio

OPT
OCEAN POWER TECHNOLOGIES

PROJECT UPDATE: ENEL GREEN POWER CHILE (EGP)

MERIC
marine energy research & innovation center

Established by the Chilean Ministry of Energy through the Chilean government organization CORFO (Production Development Corporation) *Programa De Atracción De Centros De Excelencia Internacional En I+d* (Attraction Program for International R+D Excellence Centers).

- Pontificia Universidad Católica de Chile
- Austral University of Chile
- Inria Chile Foundation
- Chile Foundation
- Enel Green Power

WHAT IS AN *OPEN SEA LAB*?



Shore Station
PB3 PowerBuoy®
Umbilical Power & Data Cable
Approx. 40 meters
Float
Water Sensors
Electrical Junction Box
25 meters
Power & Data Cables
ADCP
Electrical Junction Box

WHAT MAKES UP AN *OPEN SEA LAB*?

Offshore

- Acoustic doppler current profiler (ADCP) on the sea floor



- Water quality sensors


SENSORS
CT
DO
Wiper
Phycocyanin
P
Tbd
Chlorophyll a
Serial production

- OPT PB3 PowerBuoy®



Images for example only. Specific equipment may differ.

WHAT MAKES UP AN *OPEN SEA LAB*?

Onshore

- Wave radar



- Long range wi-fi



- Computer server and storage



Images for example only. Specific equipment may differ.


PB3 POWERBUOY®
SHORE STATION - WIFI ANTENNA
WAVE RADAR - SERVER
SUB-SURFACE FLOAT
FOR WATER SENSORS
UMBILICAL
(POWER AND DATA)
NKE SAMBAT
WATER SENSOR
SEA FLOOR JUNCTION BOX
FLOAT CABLE
(POWER AND DATA)
SEABED CABLE
(POWER AND DATA)
SEABED CABLE
(POWER AND DATA)
NORTEK AWAC ADCP
SEA FLOOR JUNCTION BOX

PROJECT STATUS

Shipping scheduled for February / deployment scheduled for late March


OPT
enel



OPT
OCEAN POWER TECHNOLOGIES


OPT
OCEAN POWER TECHNOLOGIES
PB3 PowerBuoy™
eni

OPT
OCEAN POWER TECHNOLOGIES

ENI SpA

ADRIATIC SEA

PROJECT UPDATE: ENI SpA

- PB3 PowerBuoy® successfully deployed in November 2018 in the Adriatic Sea
- PB3 PowerBuoy® continuously operating error free after more than a year
  - ~1.647 MWh Energy Generated
- Real-time data relayed to Eni operations in Italy


OPT

PROJECT UPDATE: ENI SpA

Italian Prime Minister Giuseppe Conte learns about PB3 PowerBuoy® technology visiting Eni.


OPT

Eni representatives showcase PB3 PowerBuoy® solution at a recent oil and gas industry conference


RINA
OPT
The Power Buoy
Clean Sea

OPT
OCEAN POWER TECHNOLOGIES

OPT
OCEAN POWER TECHNOLOGIES


OCEAN POW

PREMIER OIL

NORTH SEA

NORTH SEA DEPLOYMENT

August 2019




OPT
OCEAN POWER TECHNOLOGIES



Watch the video: bit.ly/OPTNorthSeaDeployment

OPT
OCEAN POWER TECHNOLOGIES

PROJECT UPDATE: PREMIER OIL

- Real-time Exclusion Zone Monitoring™ data relayed to Premier Oil operations in Aberdeen, Scotland
  - Real time surveillance video and radar
- PB3 PowerBuoy® health continuously monitored in OPT's New Jersey operations center
  - Power generation and battery storage level
  - PTO cycles and velocity
  - Internal conditions (temperature, humidity, pressure)
  - Satellite location tracking



TIMEZERO
Monitoring
Analyze
Radar
Camera
Camera & Monitoring
Update
Night
100.0
120.0
137.0
0 %



TIMEZERO
Monitoring
Analyze
Radar
Camera
Camera & Monitoring
Update
FLIR
300.0
320.0

OPT
OCEAN POWER TECHNOLOGIES


MISSISSIPPI
COASTAL
Baton Rouge
Houston
New Orleans
Gulf of Mexico
Gulf of Mexico
Havana
Yucatan Channel
Merida
Cancun
Veracruz
YUCATAN PENINSULA
Belmopan
Tuxtla Gutierrez
Gulf of Honduras

OPT
OCEAN POWER TECHNOLOGIES

FEASIBILITY STUDY

GULF OF MEXICO

PROJECT UPDATE: FEASIBILITY STUDY

- Gulf of Mexico
- Leading Oil & Gas exploration and production company
- Examine use of OPT products and services in monitoring subsea wells during decommissioning activities



OFFSHORE OIL & GAS - EXAMPLE

Oilfield Decommissioning Market Segment


1,349*
Total
*estimated
500
180
100
100
79
380
10
Eni
PremierOil
Chevron
ConocoPhillips
TOTAL
EGC
ARENA
EXXON
Anadarko
ADNOC
saudi aramco
CNPC
SINOPEC
PETRONAS
PETROVIETNAM
PETROBRAS
arrowenergy
Apache
AWE

Offshore oil & gas production facilities to be decommissioned between 2018 to 2025*

*Refer to Appendix for Market Supporting Information and Sources

OPT
OCEAN POWER TECHNOLOGIES



OPT
OCEAN POWER TECHNOLOGIES

THE BLUE ECONOMY

SALES PIPELINE

Current Opportunities

- Total pipeline: 70+ leads and opportunities in various stages
  - 17 opportunities = $12.6M+ potential value
  - Majority are developing / not yet proposed


5%
45%
50%
Oil & Gas
Defense & Security
Science & Research

OPT
OCEAN POWER TECHNOLOGIES

COMMERCIAL ROADMAP


Market Diversity
Consistent Applications
Feet on the Street
Leadership & Accountability
Targets
ROBUST PIPELINE

- Enterprise Customers
- Multi-Buoy Orders
- Repeat Applications
- Repeat Orders
- Revenue Stacking


+
Transaction Quality
Sales Cycle
= Revenue Growth

- Simplified Buying Process
- OPT Responsiveness
- Market Adoption

OPT
OCEAN POWER TECHNOLOGIES

JEFF WIENER - VICE PRESIDENT OF GLOBAL SALES

- Joined OPT on November 4, 2019
- Previously Senior Vice President of Sales for EOS Energy Storage
  - Helped to develop and commercialize Eos's proprietary zinc hybrid battery storage solution
- 36-year veteran of General Electric
  - Worked in the Aircraft Engine, Industrial and Power divisions
- Graduate of Tulane University
  - Bachelor's degree in Mechanical Engineering
- Based in OPT's New Jersey office


OPT

OPT
OCEAN POWER TECHNOLOGIES

NEW PRODUCT UPDATE

HYBRID POWERBUOY®

Prototype deployment planned for spring 2020





OPT
OCEAN POWER TECHNOLOGIES

SUBSEA BATTERY SOLUTION

Prototype deployment planned for Spring 2020




Battery Modules (Qty. 17)
Shell
Power supply for future charging by hybrid Buoy
OPT Control Board
Safety disconnect switches
Battery BMS
Battery fuse

OCEAN POWER TECHNOLOGIES

OPT
OCEAN POWER TECHNOLOGIES


OPT
OPT

COMMERCIAL UPDATE

NOVEMBER 14, 2019

THANK YOU

Investor Relations:
Matthew Abenante, IRC
Porter, LeVay & Rose
Email: ocean@plrinvest.com
Phone: 212-564-4700

Ocean Power Technologies, Inc.
www.OceanPowerTechnologies.com

APPENDIX

DECOMMISSIONING SOURCES



500
180
100
100
380
79
10
Eni
PremierOil
Chevron
ConocoPhillips
TOTAL
EGC
ARENA
EXXON
Anadarko
PETROBRAS
ADNOC
CNPC
SINOPEC
PETRONAS
arrowenergy
Apache
AWE

- Oil & Gas UK Decommissioning Insight 2017 https://oilandgasuk.co.uk/wp-content/uploads/2017/11/Decommissioning-Report-2017-27-Nov-final.pdf
- Decommissioning Opportunities in Brazil's Oil and Gas Horizon https://www.export.gov/article?id=Decommissioning-Opportunities-in-Brazil-s-Oil-and-Gas-Horizon
- Deloitte: Decommissioning has potential to be Australia's next oil and gas boom https://www2.deloitte.com/au/en/pages/media-releases/articles/australias-next-oil-and-gas-boom-160517.html
- Preparing for the Next Wave of Offshore Decommissioning https://www.bcg.com/publications/2018/preparing-for-next-wave-offshore-decommissio ning.aspx
- WoodMac: $32 billion to be spent on decommissioning worldwide in 5 years https://www.ogj.com/articles/2018/07/woodmac-32-billion-to-be-spent-on-decommissioning-worldwide-in-5-years.html